UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2006
COREL CORPORATION
(Exact name of registrant as specified in its charter)

Canada	000-20562	98-0407194

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1600 Carling Avenue Ottawa, Ontario Canada	K1Z 8R7

(Address of principal executive offices)	(Zip Code)
(613) 728-0826
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
On December 13, 2006, Corel Corporation (“Corel”) filed a Form 8-K to reports that pursuant to an Agreement and Plan of Merger (“Merger Agreement”) dated August 28, 2006 by and among Corel Corporation, a corporation organized and existing under the laws of Canada (“Corel”), Iceland Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Corel (“Merger Sub”) and InterVideo, Inc., a Delaware corporation (“InterVideo”), Merger Sub merged with and into InterVideo, with InterVideo surviving as a wholly-owned subsidiary of Corel (the “Merger”). The Merger closed on December 12, 2006. This Form 8-K/A is being filed to provide the financial statements described below. These financial statements are filed as Exhibit 99.1 to this Form 8-K/A. Except for the filing of such financial statements and pro forma information, this Form 8-K/A does not modify or update other disclosures in, or exhibits to, the original filing.
(a) Financial Statements of Businesses Acquired
(1)	The historical consolidated financial statements of InterVideo including InterVideo’s historical consolidated balance sheet as of December 31, 2004 and 2005, and the historical consolidated statements of income, cash flows and stockholders’ equity and comprehensive income for each of the fiscal years ended December 31, 2003, 2004 and 2005 were previously filed by InterVideo in its Annual Report on Form 10-K for the year ended December 31, 2005 with the Securities and Exchange Commission on March 31, 2006 (File No. 000-49809) and are incorporated herein by reference.
(2)	The unaudited historical consolidated financial statements of InterVideo including InterVideo’s unaudited historical consolidated balance sheet as of September 30, 2006 and the unaudited historical consolidated statements of income and cash flows for the nine months ended September 30, 2005 and 2006 were previously filed by InterVideo in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2005 with the Securities and Exchange Commission on November 11, 2006 (File No. 000-49809) and are incorporated by reference herein.
(b) Pro Forma Financial Information
The required pro forma financial information as of and for the twelve months ended November 30, 2006 is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.
(c) Exhibits

Exhibit
Number	Exhibit Description
23.1	Consent of Grant Thornton LLP
99.1	Pro forma financial information as of and for the twelve months ended November 30, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COREL CORPORATION
Date: February 26, 2007	By:	/s/ CHRISTOPHER DIFRANCESCO
		Name:	Christopher DIFrancesco
		Title:	Senior Vice President, Legal, General Counsel and Secretary